Exhibit 99.1

Bowman Consulting Group Announces Expiration of “Go-Shop” Period

Previously Announced Transaction with Bernhard Capital Partners Remains Expected to Close in the Fourth Quarter of 2026

RESTON, Va., September 14, 2026 – Bowman Consulting Group Ltd. (NASDAQ: BWMN) (“Bowman” or the “Company”), a national engineering services and program management firm, today announced the expiration of the “go-shop” period under the terms of the previously announced definitive merger agreement with entities affiliated with Bernhard Capital Partners (“Bernhard”), dated as of August 10, 2026, pursuant to which Bernhard will acquire the Company in an all-cash transaction for $43.00 per share. The “go-shop” period expired at 5:00 p.m. Eastern Time on September 13, 2026. No proposals were received prior to the expiration.

During the 35-day “go-shop” period, at the direction of the Board of Directors, the Company and its financial advisor, BofA Securities, actively solicited inquiries relating to alternative acquisition proposals from a wide range of potentially interested third parties. In total, the Company contacted 76 potentially interested parties. This process included entering into confidentiality agreements with 8 parties and providing access to certain information regarding the Company. As of the conclusion of the “go-shop” period, no party represented an “Excluded Party” (as defined in the merger agreement).

Upon expiration of the go-shop, the Company became subject to customary “no-shop” provisions that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to specific exceptions outlined in the definitive merger agreement, including customary “fiduciary out” provisions.

As previously disclosed, under the terms of the merger agreement, Bernhard will acquire Bowman in an all-cash transaction for $43.00 per share, representing an enterprise value of approximately $1.0 billion. The purchase price represents a premium of approximately 58% to Bowman’s unaffected closing share price on Friday, August 7, 2026, and a 57% premium to the Company’s 30-day volume-weighted average share price. The transaction is expected to close in the fourth quarter of calendar year 2026, subject to approval by Bowman shareholders, receipt of required regulatory approvals and the satisfaction or waiver of other customary closing conditions.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering services firm delivering infrastructure solutions to customers who own, develop and maintain the built environment. With over 2,500 employees and 100 offices throughout the U.S., Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

Important Information and Where to Find It

The merger transaction described in this communication (the “Merger”) will be submitted to the Company’s stockholders for their consideration and approval at a special meeting. In connection with the Merger, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy card will be filed with the SEC and mailed or otherwise furnished to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY, WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS), IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC or sent to its stockholders in connection with the Merger.

The Company’s investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s investors and stockholders may obtain a free copy of the documents filed with the SEC by the Company from the Company’s website at investors.bowman.com or by directing a request to the Company by e-mail to ir@bowman.com, or by telephone to (703) 464-1000.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger and other matters to be voted on at the special meeting of the stockholders. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Company’s proxy statement on Schedule 14A for the Company’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on April  28, 2026 (the “2026 Annual Meeting Proxy Statement”), including under the headings “Executive and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.” To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) change from the amounts set forth in the 2026 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Merger will be included in the proxy statement relating to the Merger when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Merger, including the expected timing of the closing of the Merger, the ability of the parties to complete the Merger considering the various closing conditions, the expected impacts and benefits of the Merger, the plans, strategies and prospects, both business and financial, of the Company, and any assumptions underlying any of the foregoing.

In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations.

These risks and uncertainties include risks and developments related to, among other things, (i) the completion of the proposed Merger on the anticipated terms and timing, or at all, including the parties’ ability to obtain required stockholder approval, regulatory approvals and satisfy the other conditions to the completion of the Merger, or the failure to satisfy such conditions, (ii) the effect of the announcement or pendency of the Merger on the Company’s business, operating results, financial performance, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) the effect of the restrictions imposed by the definitive merger agreement (the “Merger Agreement”) during the pendency of the Merger, which may (x) disrupt the Company’s current plans and business operations, (y) impact the Company’s ability to pursue certain business opportunities or strategic transactions or (z) divert management’s attention from ongoing business operations, (iv) the availability of financing for the Merger, which is not a condition to closing of the Merger, (v) the possibility that competing offers may be made, and the effect of such competing offers on the Merger and the parties’ respective rights under the Merger Agreement, (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (vii) the fact that the Company may be required to pay a termination fee to Bernhard if the Merger Agreement is terminated in certain circumstances, (viii) litigation being instituted against the Company, Bernhard or other parties, including their respective directors, managers or officers, in connection with the Merger, which may have an unfavorable outcome, (ix) the uncertainty of the outcome of any such litigation and its effects on the parties to the Merger Agreement, (x) changes in laws, regulations, or policies, (xi) general economic conditions, nationally and globally, and their effect on the market for the Company’s services, (xii) competitive pressures and trends in the Company’s industry and its ability to successfully compete with its competitors, (xiii) the effect on the Company’s stock price if the Merger is not completed, which may decline significantly following a termination of the Merger Agreement, (xiv) potential business uncertainty during the pendency of the Merger, including changes to existing business relationships; (xv) the significant costs, fees and expenses the Company may incur in connection with the Merger, and (xvi) the effects of unknown liabilities related to the Merger on the Company.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the SEC, including risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, each filed with the SEC, and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Company’s Investor Relations page at investors.bowman.com. The forward-looking statements included in this communication are made only as of the date hereof, and the Company disclaims any obligation to update the forward-looking statements in the future, except as required by applicable law. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts

Bowman Consulting Group Ltd.

Ed Hammond / David Feldman / Quinn Conway

Collected Strategies

BWMN-CS@collectedstrategies.com

Bernhard Capital Partners

Prosek Partners for Bernhard Capital Partners

pro-Bernhard@prosek.com